UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


7        Date of report (Date of earliest event reported) May 10, 2004
                                                          ------------


                        CollaGenex Pharmaceuticals, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-28308                     52-1758016
--------------------------------------------------------------------------------
      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


41 University Drive, Newtown, Pennsylvania                             18940
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                               (Zip
                                         Code)


                                 (215) 579-7388
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.
----------------------

      On May 10, 2004, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company") issued a press release announcing that it had identified an application by IVAX Corporation to list a generic form of Periostat(R)
(doxycycline hyclate) 20mg tablets on the Illinois Drug Formulary. The application was filed on April 8, 2004 and was listed on the Illinois Drug Formulary on May 7, 2004.

      IVAX's generic form of Periostat has not been approved by the United States Food and Drug Administration (the "FDA"). A preliminary injunction was entered in July 2003 that prevents the FDA from approving Abbreviated New Drug Applications for generic versions of Periostat until the Court has finally resolved the issue of whether the FDA should have classified Periostat as an antibiotic. The Court's ruling on this issue is not expected to occur until early 2005.

      The foregoing statements are qualified in their entirety by the Company's press release, a complete copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
----------------------------------------------------------------------------

      (c)   Exhibits.

      Exhibit No.     Description
      -----------     -----------

          99.1 Press Release of CollaGenex Pharmaceuticals, Inc., dated May 10, 2004.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COLLAGENEX PHARMACEUTICALS, INC.



                                    By: /s/ Nancy C. Broadbent
                                        -----------------------------
                                        Nancy C. Broadbent
                                        Chief Financial Officer
                                        (Principal Financial Officer)



Date:  May 10, 2004